                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

DATE OF THE REPORT:            December 8, 1999
                               ----------------

                            First Regional Bancorp
-------------------------------------------------------------------------------
           (Exact name of the registrant as specified in is charter)


                                   California
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


       000-10232                                         95-3582843
------------------------                          --------------------------
(Commission File Number)                          (IRS Employer I.D. Number)


1801 Century Park East, Suite 800, Los Angeles, California        90067
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


                                (310) 552-1776
-------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)



                            Great American Bancorp
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

Settlement of Rubin Lawsuit; Rubin Resignation
----------------------------------------------

     First Regional Bancorp ("Registrant"), its wholly-owned subsidiary First Regional Bank ("Bank") and various directors of Bank and Registrant (the "Defendants") have entered into a Settlement Agreement, dated as of November 24, 1999, with former Vice Chairman of the Board, Mark Rubin. In December, 1998, Mr. Rubin filed a lawsuit against Registrant, Bank and Defendants seeking compensatory and punitive damages of approximately $59 million for alleged wrongful termination of employment, breach of contract, breach of fiduciary duties, defamation and fraud. The Settlement Agreement provided for the payment of a small lump sum of money by the Bank to Mr. Rubin. Bancorp, Bank, the Defendants and Mr. Rubin exchanged mutual general releases of all related claims. The after-tax impact of the settlement to the Bancorp's 1999 earnings will be approximately one cent ($0.01) per share (based upon unaudited financial statements) and will have no impact on earnings for 2000 or thereafter.

     Also pursuant to the Settlement Agreement, Mark Rubin resigned from the Board of Directors of Registrant effective November 24, 1999.

Stock Repurchase

     In October, 1999, Registrant agreed to repurchase 200,000 shares of its common stock in a negotiated transaction at a price of $7.00 per share, a six and two tenths percent (6.2%) discount from the per share book value of Registrant's common stock on the date of the transaction. The repurchase was made pursuant to the Registrant's previously announced repurchase program and was made from a party unrelated to any officer or director of Registrant, past or present.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         A.  Financial Statements of Business Acquired.
             ------------------------------------------

             Not applicable.

         B.  Pro Forma Financial Information.
             --------------------------------

             Not applicable.

         C.  Exhibits.
             ---------

             Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FIRST REGIONAL BANCORP

Date:  December 8, 1999                          /s/ Thomas E. McCullough
                                                 ----------------------
                                                 Thomas E. McCullough
                                                 Chief Financial Officer